PROPERTY AND EQUIPMENT, NET (Tables)	12 Months Ended
Dec. 31, 2020
PROPERTY AND EQUIPMENT, NET
Schedule of property and equipment, net

	As of December 31,
	2019	2020
	RMB	RMB
Office facilities	4,256	4,864
Software	9,289	15,871
Computer equipment	12,679	10,492
Vehicles	21	1,186
Leasehold improvement	37,896	46,513
Total cost	64,141	78,926
Less: Accumulated depreciation	(22,097)	(39,286)
Property and equipment, net	42,044	39,640